VOTING AGREEMENT


     THIS VOTING AGREEMENT (this "Agreement") is executed on October 5, 2004 but effective as of October 1, 2004, among NL Industries, Inc., a New Jersey corporation ("NL"), TIMET Finance Management Company, a Delaware corporation ("TFMC" and together with NL, the "Stockholders"), and CompX Group, Inc., a Delaware corporation ("CGI"). Unless otherwise provided in this Agreement, certain capitalized terms used herein are defined in Section 8.

                                    Recitals

     The parties hereto desire to enter into this Agreement to establish a mechanism to elect as a director of CGI one person designated in writing by TFMC.

                                    Agreement

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows.

     Section 1. Voting for Directorship. NL agrees to vote all of its CGI Shares, and will take all other necessary or desirable actions within its control, to elect as a director of CGI one person designated in writing by TFMC. The parties agree that the initial person designated by TFMC to be elected a director of CGI is J. Landis Martin. If in the future more than one person holds TFMC's CGI Shares, such persons must jointly agree on one designee that they desire to have NL elect as a director of CGI and notify NL in writing of such designee before NL is obligated to elect such designee under this section.

     Section 2. Size of Board of Directors; Governing Instruments. The Stockholders hereby agree (a) that the board of directors shall be comprised of five (5) persons as directors, and each Stockholder shall take or cause to be taken all action to require that the certificate of incorporation and bylaws of CGI shall so provide and (b) to ensure at all times that the certificate of incorporation and bylaws of CGI are not at any time inconsistent with the provisions of this Agreement.

     Section 3. Impairment. NL agrees that it will not vote or otherwise consent or take action with respect to its CGI Shares to amend CGI's certificate of incorporation or bylaws in a manner that would affect the voting rights of CGI's stockholders.

     Section 4. Transfer of Shares. NL agrees that the agreement relating to the voting of its CGI Shares evidenced by this Agreement shall encumber such shares, and that any permitted successor, assignee, or transferee shall take such shares subject to this Agreement. In addition, each party agrees to cause any permitted successor, assignee, or transferee of such party to become a party to this Agreement.

     Section 5. Term. Unless earlier terminated by agreement of the parties, this Agreement shall remain in effect for as long as TFMC or its permitted successors, assigns and transferees hold CGI Shares.

     Section 6. Legend. Each certificate evidencing NL's CGI Shares and each certificate issued in exchange for or upon the transfer of such CGI Shares (if such shares remain subject to the terms of this Agreement after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT ("AGREEMENT") DATED AS OF OCTOBER 1, 2004 AMONG THE ISSUER OF SUCH SECURITIES (THE "ISSUER") AND THE ISSUER'S SECURITY HOLDERS. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

The legend set forth above shall be removed from the certificates evidencing CGI Shares that cease to be subject to the terms of this Agreement or the termination of this Agreement.

     Section 7. Specific Performance. NL agrees that the remedy at law for any breach by it of this Agreement will be inadequate and that, in addition to any other remedies TFMC might have, TFMC shall be entitled, without the necessity of proving actual damages, to specific performance and injunctive relief to prevent the breach of any provisions of this Agreement.

     Section 8. Definitions.

     "Common Stock" means CGI's common stock, par value $0.01 per share.

     "Stockholder" means any stockholder of CGI who is subject to the terms of this Agreement.

     "CGI Shares" means any Common Stock and any other voting securities of CGI acquired by any Stockholder. As to any particular shares constituting CGI Shares, such shares will cease to be subject to this Agreement if and when they have been acquired by CGI.

     Section 9. Miscellaneous.

     (a) Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against a Stockholder, unless such modification, amendment or waiver is approved in writing by such Stockholder. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (c) Entire Agreement. This Agreement contains the entire understanding among the parties with respect to the transactions contemplated hereby and supersedes all other agreements and understandings among the parties with respect to the subject matter of this Agreement.

     (d) Successors and Assigns. Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by CGI and its successors and assigns, and the Stockholders and any subsequent holders of CGI Shares, and the respective successors and assigns of each of them, so long as they hold CGI Shares.

     (e) Counterparts. This Agreement may be executed in counterparts each of which will be an original and all of which taken together shall constitute one and the same agreement.

     (f) Notice. All notices and other communications that are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by confirmed telecopy or upon receipt after dispatch by overnight courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given to the address for the respective party appearing under the party's signature to this Agreement or to such other address as such party may designate by giving notice of such change of address to the other parties to this Agreement.

     (g) Applicable Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the state of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware.

     (h) Headings. The sections and other headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     The parties hereto have caused this Agreement to be executed by their duly authorized officers on October 5, 2004 but effective as of October 1, 2004.

                           NL INDUSTRIES, INC.




                           By:   /s/ Robert D. Graham
                                 ----------------------------------
                                 Robert D. Graham,  Vice President,
                                 General Counsel and  Secretary

                                 Address:    Three Lincoln Centre
                                             5430 LBJ Freeway, Suite 1700
                                             Dallas, Texas   75240-2697
                                             FAX:  972.448.1445
                                             Attention:  General Counsel

                           TIMET FINANCE MANAGEMENT COMPANY




                           By:   /s/ Gregory M. Swalwell
                                 ----------------------------------
                                 Gregory M. Swalwell, Vice President

                                 Address:    103 Foulk Road, Suite 101
                                             Wilmington, Delaware   19803
                                             FAX:  972.448.1445
                                             Attention:  General Counsel

                           COMPX GROUP, INC.




                           By:   /s/ Robert D. Graham
                                 ----------------------------------
                                 Robert D. Graham,  Vice President,
                                 General Counsel and  Secretary

                                 Address:    Three Lincoln Centre
                                             5430 LBJ Freeway, Suite 1700
                                             Dallas, Texas   75240-2697
                                             FAX:  972.448.1445
                                             Attention:  General Counsel